UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 10/31

Date of reporting period: 1/31/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                      as of January 31, 2016 (Unaudited)

Deutsche World Dividend Fund

	Shares	Value ($)
Common Stocks 89.0%
France 3.6%
Air Liquide SA	7,850	813,256
Sanofi	94,005	7,837,319
(Cost $7,237,793)		8,650,575
Germany 1.4%
Wincor Nixdorf AG* (Cost $3,203,156)	67,924	3,426,382
Hong Kong 3.9%
Jardine Matheson Holdings Ltd. (Cost $9,619,475)	177,426	9,345,800
Japan 1.2%
NTT DoCoMo, Inc. (Cost $2,107,521)	131,029	2,805,646
Netherlands 1.9%
Koninklijke Philips NV (Cost $3,690,612)	176,816	4,710,926
Switzerland 7.7%
Nestle SA (Registered)	79,520	5,852,594
Novartis AG (Registered)	77,700	6,005,376
Roche Holding AG (Genusschein)	25,500	6,612,303
(Cost $17,508,406)		18,470,273
United Kingdom 21.9%
BAE Systems PLC	1,025,058	7,598,399
British American Tobacco PLC	162,816	9,082,596
CNH Industrial NV (a)	836,843	5,238,637
GlaxoSmithKline PLC	435,888	9,027,964
Imperial Tobacco Group PLC	163,629	8,899,396
Smiths Group PLC	138,534	1,884,600
Tesco PLC*	1,463,600	3,652,268
Unilever NV (CVA)	163,981	7,326,406
(Cost $51,321,723)		52,710,266
United States 47.4%
Apache Corp. (b)	169,378	7,205,340
Cisco Systems, Inc.	241,207	5,738,314
Coach, Inc.	162,977	6,038,298
Duke Energy Corp.	103,079	7,761,849
HCP, Inc. (REIT)	196,987	7,079,713
Leucadia National Corp.	429,767	7,116,941
Mattel, Inc. (b)	291,646	8,046,513
National Oilwell Varco, Inc. (b)	261,201	8,499,481
PepsiCo, Inc.	85,176	8,457,977
Philip Morris International, Inc.	69,700	6,273,697
Procter & Gamble Co.	124,708	10,187,396
QUALCOMM, Inc.	160,035	7,255,987
Southern Co.	189,551	9,272,835
Verizon Communications, Inc. (c) (d)	14,940	738,312
Verizon Communications, Inc. (c)	183,691	9,179,039
WEC Energy Group, Inc.	93,700	5,175,051
(Cost $121,509,403)		114,026,743
Total Common Stocks (Cost $216,198,089)		214,146,611
Securities Lending Collateral 5.9%
Daily Assets Fund “Capital Shares”, 0.40% (e) (f) (Cost $14,156,015)	14,156,015	14,156,015
Cash Equivalents 11.0%
Central Cash Management Fund, 0.32% (e) (Cost $26,535,751)	26,535,751	26,535,751
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $256,889,855) †	105.9	254,838,377
Other Assets and Liabilities, Net	(5.9)	(14,147,813)
Net Assets	100.0	240,690,564

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†	The cost for federal income tax purposes was $256,882,911. At January 31, 2016, net unrealized depreciation for all securities based on tax cost was $2,044,534. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,381,960 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,426,494
(a)	Listed on the New York Stock Exchange.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2016 amounted to $14,271,959, which is 5.9% of net assets.
(c)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(d)	Listed on the London Stock Exchange.
(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)
REIT: Real Estate Investment Trust

At January 31, 2016 the Deutsche World Dividend Fund had the following sector diversification:
Sector Diversification	Market Value ($)	As a % of Common Stocks
Consumer Staples	59,732,330	27.9%
Health Care	29,482,962	13.8%
Industrials	28,778,362	13.4%
Utilities	22,209,735	10.4%
Information Technology	16,420,683	7.7%
Energy	15,704,821	7.3%
Financials	14,196,654	6.6%
Consumer Discretionary	14,084,811	6.6%
Telecommunication Services	12,722,997	5.9%
Materials	813,256	0.4%
Total	214,146,611	100.0%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$8,650,575	$—	$8,650,575
Germany	—	3,426,382	—	3,426,382
Hong Kong	—	9,345,800	—	9,345,800
Japan	—	2,805,646	—	2,805,646
Netherlands	—	4,710,926	—	4,710,926
Switzerland	—	18,470,273	—	18,470,273
United Kingdom	5,238,637	47,471,629	—	52,710,266
United States	113,288,431	738,312	—	114,026,743
Short-Term Investments (g)	40,691,766	—	—	40,691,766
Total	$159,218,834	$95,619,543	$—	$254,838,377

There have been no transfers between fair value measurement levels during the period ended January 31, 2016.

(g)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	March 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	March 24, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 24, 2016